Exhibit 10.1

Nestbuilder.com Corp.

STOCK REPURCHASE AGREEMENT

STOCK REPURCHASE AGREEMENT

This Stock Repurchase Agreement (this “Agreement”) is entered into as of October ____, 2020, by and between Nestbuilder.com Corp., a Nevada corporation (the “Company”), and _____________________, an individual (“Seller”). The Company and Seller shall each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller owns an aggregate of ______________ (_________) shares of Series A Convertible Preferred Stock of the Company (the “Shares”);

WHEREAS, Seller no longer desires to be a shareholder of the Company and has asked the Company to repurchase the Shares from Seller;

WHEREAS, Seller executed that certain Satisfaction and General Redemption of Preferred Stock dated as of October 6, 2020, which this Agreement is intended to supersede and replace;

WHEREAS, the Company and Seller each desire that the Company agree to repurchase the Shares from Seller upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the Parties, the Parties hereby agree as follows:

ARTICLE 1

SALE OF THE SHARES

Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell the Shares to the Company in exchange for ______________ Dollars ($_______) (the “Purchase Price”), payable on the Closing Date.

ARTICLE 2

CLOSING AND DELIVERY

2.1 Closing. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Shares (the “Closing”) shall be held at a time mutually agreed upon between the constituent Parties (the “Closing Date”). The Closing shall take place at the offices of the Company, or by the exchange of documents and instruments by mail, courier, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.

2.2. Deliveries by Seller. At the Closing, Seller shall deliver the following:

2.2.1 Seller shall deliver to the Company:

(a) stock certificates representing the Shares, duly endorsed for transfer to the Company, as applicable; and

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(b) the stock assignment separate from certificate attached hereto as Exhibit A (the “Stock Assignment”), duly executed to the Company.

2.3 Deliveries by the Company. At the Closing, the Company shall deliver the Purchase Price.

ARTICLE 3

REPRESENTATIONS AND COVENANTS OF SELLER AND THE COMPANY

3.1 The Seller hereby represents, warrants and agrees as follows:

(a) Seller has title in and to the Shares free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever.

(b) Seller shall transfer title, in and to the Shares, to the Company free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

(c) Seller has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Seller.

(d) Seller is an “accredited investor” under Rule 501 promulgated under the Securities Act of 1933, as amended.

3.2 The Company hereby represents, warrants and agrees as follows:

(a) Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the repurchase of the Shares. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

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ARTICLE 4

RELEASE

Seller hereby agrees that upon the payment of the Purchase Price he will no longer have any rights as a shareholder of the Series A Convertible Preferred Stock of the Company. Effective on the date hereof, Seller (“Releasing Party”), and his respective agents, affiliates, divisions, predecessors, successors and assigns, releases the Company, and its present and former agents, officers, directors, attorneys, and employees, from and against any and all claims, agreements, contracts, covenants, representations, obligations, losses, liabilities, demands and causes of action which it may now or hereafter have or claim to have against the Company, which arises from or is related to the resale of the Shares or his ownership of the Shares prior to the date hereof. Releasing Party acknowledges and agrees that this Agreement applies to all claims that Releasing Party may have against the Company arising out of, or pertaining to, the resale of the Shares or his ownership of the Shares prior to the date hereof, including, but not limited to, causes of action, injuries, damages, claims for costs or losses to Releasing Party’s person and property, real or personal, whether those injuries, damages, or losses are known or unknown, foreseen or unforeseen, or patent or latent. Releasing Party agrees not to file any complaints, causes of action, or grievances with any governmental, state or county entity against the Company arising out of, or pertaining to the resale of the Shares or his ownership of the Shares prior to the date hereof.

ARTICLE 5

TERMINATION, AMENDMENT AND WAIVER

5.1 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned only by the mutual written consent of all of the parties.

5.2 Waiver and Amendment. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party’s right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

ARTICLE 6

MISCELLANEOUS

6.1 Entire Agreement. This Agreement (and the attached exhibits and schedules) sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

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6.2 Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or by email or facsimile transmission. Notices shall be deemed to have been received on the date of personal delivery or email or facsimile transmission. Notices shall be sent to the addresses set forth below:

If to the Company:	Nestbuilder.com Corp.
201 W. Passaic Street, Suite 301
Rochelle Park, NJ 07662

If to Seller:

Email:

6.3 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

6.5 Venue. The parties submit to the jurisdiction of the Courts of the State of Nevada or a Federal Court empanelled in the State of Nevada, County of Clark, for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.7 Expenses and Attorneys’ Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees exclusive of such amount of attorneys’ fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

6.8 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

6.9 Currency. All currency is expressed in U.S. dollars.

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In Witness Whereof, the Parties have executed this Stock Repurchase Agreement as of the date first written above.

“Company”		“Seller”

Nestbuilder.com Corp.,
a Nevada corporation

By:	William McLeod	[_______________], an individual
Its:	Chief Executive Officer

[SIGNATURE PAGE TO STOCK REPURCHASE AGREEMENT]

Exhibit A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to Nestbuilder.com Corp., a Nevada corporation (the “Company”), a total of _____________________ (__________) shares of Series A Convertible Preferred Stock of the Company, standing in the name of the undersigned on the books of the Company, and does hereby irrevocably constitute and appoint the Chief Executive Officer of the Company as attorney to transfer such stock on the books of the Company with full power of substitution.

IN WITNESS HEREOF, the party below has executed this Stock Assignment Separate From Certificate as of the date indicated by the signature below.

Dated: October ____, 2020
[__________]